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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                December 16, 1998
                Date of Report (Date of earliest event reported)



                                   ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                     1-2572                  73-1520922
(State or other jurisdiction        (Commission              (IRS Employer
       of incorporation)            File Number)            Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Items 1-4. Not Applicable.

Item 5.    Other Events.

           ONEOK, Inc. and Magnum Hunter Resources, Inc., announced on December 14, 1998, the two companies had signed a letter of intent creating a strategic alliance maximizing natural gas production and development opportunities for both companies.

           On December 14, 1998, the Company issued a press release, a copy of which is attached hereto as exhibit 99.a and incorporated herein by reference.

Items 6.   Not Applicable

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit
No.               Description
---               -----------
99.a              Press release issued by ONEOK, Inc. dated December 14, 1998.

Item 8 - 9.       Not Applicable
















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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 16th of December, 1998.


                                                ONEOK, Inc.

                                       By:  /s/ Jerry D. Neal
                                          --------------------------------------
                                                Vice President, Chief Financial
                                                Officer, and Treasurer











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                               INDEX TO EXHIBITS

Exhibit
No.               Description
---               -----------
99.a              Press release issued by ONEOK, Inc. dated December 14, 1998.